SUPPLEMENT TO PROSPECTUS

     This Supplement is filed pursuant to Rule 497(d) with regard to Equity Investor Fund, Institutional Holdings Portfolio 2000 Series B, Defined Asset Funds.

The text of the supplement to the Prospectus dated May 10, 2000 is as follows:

                         Supplement dated May 11, 2000
                      To Prospectus dated May 10, 2000, of
                              Equity Investor Fund
                 Institutional Holdings Portfolio 2000 Series B
                               Defined Asset Funds
                 ----------------------------------------------

The second paragraph under "Taxes--Gain or Loss Upon Disposition" on page 16 of this prospectus is amended to read as follows:

If you do not hold your Portfolio in a currently non-taxable account (e.g., an IRA account), you may elect to roll over your investment in the Portfolio. If you so elect by June 12, 2001, you will recognize gain or loss only with respect to your share of those Securities that are not rolled over into a new portfolio. You will not recognize gain or loss with respect to your share of those Securities that are rolled over, and your basis in those Securities will remain the same as before the rollover.


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